SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 29, 1999





                       FIRST KANSAS FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       Kansas                        0-24037                    48-1198888
----------------------------      -------------            ---------------------
(State or other jurisdiction      (SEC File No.)              (IRS Employer
     of incorporation)                                        Identification
                                                                  Number)


600 Main Street, Osawatomie, Kansas                                      66064
-----------------------------------                                   ----------
(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code: (913)755-3033
                                                    -------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                       FIRST KANSAS FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 5.  Other Events
---------------------

         On October 29, 1999, the Registrant announced that it intends to initiate a repurchase plan covering up to of 5%, or 70,121 shares of its outstanding common stock to be purchased in the open market. The Registrant announced that the repurchases would be made from time to time, subject to the availability of stock. The repurchases are expected to be completed within one year. This will be the Registrant's third stock repurchase since the initial public offering of the Registrant's common stock in connection with the mutual to stock conversion of its subsidiary, First Kansas Federal Savings Bank, in June 1998. On May 13, 1999, the Registrant completed the repurchase of 5% or 77,696 shares of its outstanding common stock in an open market repurchase program. In addition, on September 17, 1999, the Registrant completed the repurchase of 5% or 73,812 shares of its outstanding common stock in an open market repurchase program.

         For further details, reference is made to the Press Release dated October 29, 1999, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

Exhibit 99 -- Press Release dated October 29, 1999.
----------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       FIRST KANSAS FINANCIAL CORPORATION


Date: November 5, 1999                 By:   /s/Larry V. Bailey
                                             -----------------------------------
                                             Larry V. Bailey
                                             President and Chief
                                             Executive Officer

                                   EXHIBIT 99

First Kansas Financial Corporation
600 Main Street
Osawatomie, Kansas  66064



                                         Subject:          Stock Repurchase

                                         Contact:          Larry V. Bailey
                                                           President
                                                           (913) 755-3033

                                         Date:             October 29, 1999


FOR IMMEDIATE RELEASE

         Osawatomie, Kansas - (NASDAQ National Market: FKAN) First Kansas Financial Corporation (the "Company"), the parent holding company of First Kansas Federal Savings Bank, Osawatomie, Kansas, announced it intends to initiate a repurchase plan covering up to 5% or 70,121 shares, of the Company's common stock to be purchased in the open market. The Company currently has 1,402,430 shares of common stock outstanding. Mr. Larry Bailey, President and Chief Executive Officer of the Company, indicated the repurchase plan could mitigate some of the potentially dilutive effects of the Company's stock option plan and would also be available for general corporate use. The repurchases will be made from time to time in open-market transactions, subject to the availability of stock.

         The Company's stock is traded on the NASDAQ National Market under the symbol "FKAN".

         The Bank is a community oriented, full service retail savings institution offering traditional mortgage loan products. The Bank attracts deposits from the general public and has historically used such deposits primarily to originate loans secured by first mortgages on owner-occupied one-to-four family residences in its market area and to purchase investment securities.